UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026 (December 29, 2025)

NEWSTREAM ENERGY TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53557	26-1079442
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1610 Wynkoop Street, Suite 400

Denver, Colorado 80202

(Address of principal executive offices, zip code)

(303) 893-2334

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NSPG	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4.01: Changes in Registrant’s Certifying Accountant

On December 29, 2025, MaloneBaliley, LLP (“Malone Bailey”), serving as the independent registered public accounting firm of NewStream Energy Technology Group, Inc. (the “Company”), communicated to us that they intend not to renew their engagement with the Company. MaloneBailey’s voluntary decision not to renew the engagement was approved and acknowledged by the Company’s Board of Directors (the “Board”) on January 26, 2026.

The reports of MaloneBailey on the financial statements of the Company as of September 30, 2023, and for the fiscal years ended December 31, 2022 and 2021, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021, 2022, 2023, 2024, and 2025, and the subsequent interim period through December 29, 2025, there were no disagreements with MaloneBailey any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the fiscal years ended December 31, 2021, 2022, 2023, 2024, and 2025, and the subsequent interim period through December 29, 2025, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of the foregoing disclosure set forth under this item 4.01 and requested that they furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A copy of the letter from Maloney Bailey is attached hereto as Exhibit 16.1.

On January 26, 2026, the Board approved the engagement of Barton CPA, LLC (“Barton”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years, neither the Company nor anyone on its behalf consulted with Barton regarding (i) the application of accounting principles to a specified transactions, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and it’s related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from MaloneBailey, LLP dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTREAM ENERGY TECHNOLOGY GROUP, INC.

February 6, 2026	By:	/s/ Robin Eves
Robin Eves
President & CEO

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